SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):	May 5, 2010

Commission file number: 0-13888

CHEMUNG FINANCIAL CORPORATION (Exact name of Registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	16-123703-8 (I.R.S. Employer Identification No.)

One Chemung Canal Plaza, Elmira, NY 14901
 (Address of principal executive offices) (Zip Code)

(607) 737-3711
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(B) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submissions of Mattters to a Vote of Security Holders

Chemung Financial Corporation held its Annual Meeting of Shareholders on May 5, 2010. The proposals voted upon by shareholders at the Annual Meeting were as follows:

1.	Chemung Financial Corporation shareholders elected the following five individuals to serve as directors:

		For	Withheld	Broker Non-Vote
	Ronald M. Bentley	2,482,631	12,684	573,954
	Robert H. Dalrymple	2,481,405	13,910	573,954
	Clover M. Drinkwater	2,474,595	20,720	573,954
	Ralph H. Meyer	2,473,939	21,376	573,954
	Richard W. Swan	2,482,638	12,677	573,954

2.	A shareholder proposal to elminate the classified board of directors was defeated.
	For	Against	Abstain
	171,789	2,263,562	47,041

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CHEMUNG FINANCIAL CORPORATION

May 11, 2010	By: Ronald M. Bentley

Ronald M. Bentley
President & Chief Executive Officer